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                      PLATINUM ENTERTAINMENT, INC.
                         REVOLVING CREDIT NOTE

$10,000,000                                                  December 12, 1997

     For value received on the Revolving Credit Termination Date, the undersigned, Platinum Entertainment, Inc., a Delaware corporation (the "COMPANY"), and Intersound, Inc., a Delaware corporation ("INTERSOUND") (the Company and Intersound being hereinafter referred to collectively as the "BORROWERS"), hereby jointly and severally promise to pay to the order of Bank of Montreal (the "LENDER"), at the principal office of Bank of Montreal in Chicago, Illinois (i) the principal sum of Ten Million Dollars ($10,000,000), or (ii) such lesser amount as may at the time of the maturity hereof, whether by acceleration or otherwise, be the aggregate unpaid principal amount of all Revolving Loans owing from the Borrowers to the Lender under the Revolving Credit provided for in the Credit Agreement hereinafter mentioned.

     This Note evidences indebtedness constituting the "DOMESTIC RATE PORTION" and "LIBOR PORTIONS" as such terms are defined in that certain Credit Agreement dated as of December 12, 1997, by and among the Borrowers, certain Subsidiaries of the Company, Bank of Montreal individually and as Administrative Agent and certain lenders which are or may from time to time become parties thereto (the "CREDIT AGREEMENT") made and to be made to the Borrowers by the Lender under the Revolving Credit provided for under the Credit Agreement and the Borrowers hereby jointly and severally promise to pay interest at the office specified above on each loan evidenced hereby at the rates and times specified therefor in the Credit Agreement. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement, and this Note is subject to the terms of the Credit Agreement.

     Each loan made under the Revolving Credit provided for in the Credit Agreement by the Lender to a Borrower against this Note, any repayment of principal hereon, the status of each such loan from time to time as part of the Domestic Rate Portion or a LIBOR Portion and the interest rates and interest periods applicable thereto shall be endorsed by the holder hereof on the reverse side of this Note or recorded on the books and records of the holder hereof (provided that such entries shall be endorsed on the reverse side hereof prior to any negotiation hereof) and the Borrowers agree that in any action or proceeding instituted to collect or enforce collection of this Note, the entries so endorsed on the reverse side hereof or recorded on the books and records of the Lender shall be PRIMA FACIE evidence of the unpaid balance of this Note and the status of each such loan from time to time as part of the Domestic Rate Portion or a LIBOR Portion and the interest rates and interest periods applicable thereto.

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     This Note is issued by the Borrowers under the terms and provisions of the Credit Agreement and is secured, inter alia, by certain security agreements and other instruments and documents from the Company and certain of its Subsidiaries, and this Note and the holder hereof are entitled to all of the benefits and security provided for thereby or referred to therein, equally and ratably with all other indebtedness thereby secured, to which reference is hereby made for a statement thereof. This Note may be declared to be, or be and become, due prior to its expressed maturity upon the occurrence of an Event of Default specified in the Credit Agreement, voluntary prepayments may be made hereon, and certain prepayments are required to be made hereon, all in the events, on the terms and with the effects provided in the Credit Agreement.

     THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAW.

     The Borrowers hereby waive presentment for payment.

                               PLATINUM ENTERTAINMENT, INC.

                               By /s/ Steven Devick
                                 ---------------------------------------------
                                 Name:  Steven Devick
                                 Title: President



                               INTERSOUND, INC.

                               By /s/ Steven Devick
                                 ---------------------------------------------
                                 Name:  Steven Devick
                                 Title: President

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